EXECUTION VERSION

FOURTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is made and entered into as of September 20, 2018 (the “Effective Date”), by and between HENNESSY ADVISORS, INC., a California corporation (“Borrower”), Lenders from time to time party to the Agreement (defined below) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (“Agent”); and has reference to the following facts and circumstances (the “Recitals”):

A.            Borrower, Lenders and Agent executed the Term Loan Agreement dated as of September 17, 2015, as amended by the First Amendment to Term Loan Agreement dated as of September 19, 2017, the Second Amendment to Term Loan Agreement dated as of November 21, 2017 and the Third Amendment to Term Loan Agreement dated as of November 30, 2017 (as previously amended and as amended by this Amendment, the “Agreement”; all capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement as amended by this Amendment and prior amendments).

B.            Borrower, Lenders and Agent agree to extend the Maturity Date and to further amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.            Recitals.  The Recitals are true and correct, and, together with the defined terms set forth therein, are incorporated herein by this reference.

2.            Amendment to Agreement.  As of the Effective Date, the Agreement is amended as follows:

(a)            The definitions of “Daily LIBOR Rate”, “LIBOR Base Rate”, “Libor Index Rate” and “Maturity Date” in Section 1.01 (Definitions) of the Agreement are deleted and replaced with the following:

Daily LIBOR Rate shall mean with respect to any date of determination, the greatest of (a) 0.0% or (b) the average offered rate for deposits in United States dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate), for delivery of such deposits on such date for an assumed interest period of one-month which appears on Reuters Screen LIBOR01 Page (or any successor thereto) as of 11:00 a.m., (London time) on a Business Day, or such other time as of which such rate appears, or, if such rate is not available to Agent for any reason, the rate for such deposits shall instead be the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for an assumed interest period of one-month as reported by any other generally recognized financial information service selected by Agent as of 11:00 a.m. (London time) on a Business Day, with the selection of a successor financial information service to be consistent with any such selection by Agent generally under substantially similar credit facilities for which it acts as administrative agent.

LIBOR Base Rate shall mean, with respect to the applicable Interest Period, the greatest of (a) 0.0% or (b)(i) the LIBOR Index Rate for such Interest Period, if such rate is available or (ii) if the Reuters Screen LIBOR01 (or any successor or substitute page) is not available to Agent for any reason, the applicable LIBOR Base Rate for the relevant Interest Period shall instead be the applicable interest settlement rate for deposits in Dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) as reported by any other generally recognized financial information service selected by Agent as of 11:00 a.m. (London time), or such other time as of which such rate appears, on the day that is two (2) New York Banking Days before the first day of for such Interest Period, and having a maturity equal to such Interest Period, with the selection of a financial information service to be consistent with any such selection by Agent generally under substantially similar credit facilities for which it acts as administrative agent.

LIBOR Index Rate shall mean, with respect to any date of determination, an annual rate equal to the average offered rate for deposits in United States dollars administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for delivery of such deposits on such date for the applicable Interest Period, which appears on Reuters Screen LIBOR01 Page (or any successor thereto) as of 11:00 a.m. (London time), or such other time as of which such rate appears, on the day two (2) New York Banking Days before the first day of such Interest Period, or, if such rate is not available, the rate for such deposits reasonably determined by Agent at such time based on such other published service of general application as shall be reasonably selected by Agent for such purpose, with the selection of a financial information service to be consistent with any such selection by Agent generally under substantially similar credit facilities for which it acts as administrative agent.

Maturity Date shall mean September 17, 2020, or earlier if accelerated pursuant to Section 6 below.

(b)            The following definitions of “BP Twinline Acquisition”, “Beneficial Ownership Certification”, “Beneficial Ownership Regulation” and “Fourth Amendment Effective Date” are added to Section 1.01 (Definitions) of the Agreement (in the correct alphabetical order):

BP Twinline Acquisition shall mean the Acquisition by Borrower of the Purchased Assets (as defined therein) of BP Capital Fund Advisors, LLC (“Seller”) as described in the Transaction Agreement dated as of July 10, 2018, executed by Borrower and Seller (the “BP Twinline Agreement”).

Beneficial Ownership Certification means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

Beneficial Ownership Regulation means 31 C.F.R. § 1010.230.

Fourth Amendment Effective Date means the “Effective Date” as defined in the Fourth Amendment to Term Loan Agreement executed by Borrower, Agent and Lenders.

(c)            The following is added to the Agreement as Section 2.11(c) (Inability to Determine LIBOR Base Rate; Basis for Determining Interest Rate Inadequate or Unfair):

(c)            Notwithstanding the foregoing, in the event Agent determines (which determination shall be conclusive absent demonstrable error) that (i) the circumstances set forth in Section 2.11(b) have arisen and such circumstances are unlikely to be temporary, (ii) ICE Benchmark Administration (or any Person that takes over the administration of such rate) discontinues its administration and publication of interest settlement rates for deposits in Dollars, or a Governmental Authority having jurisdiction over Agent has made a public statement identifying a specific date after which such interest settlement rate shall no longer be used for determining interest rates for loans, then Agent and Borrower shall seek to jointly agree upon an alternate rate of interest to the LIBOR Base Rate and the Daily LIBOR Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and Agent and Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable.  Notwithstanding anything to the contrary in Section 8.10, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to Lenders, a written notice from Required Lenders stating that such Required Lenders object to such amendment.  Until an alternate rate of interest shall be determined in accordance with this Section, (A) any request pursuant to Section 2.03 that requests the conversion of any Base Rate Advance to, or continuation of any LIBOR Advance as, a LIBOR Advance shall be ineffective and any such Advance shall be continued as or converted to, as the case may be, a Base Rate

Advance, and (B) if any request pursuant to Section 2.03 requests a LIBOR Advance, such Advance shall be made as a Base Rate Advance.  If the alternate rate of interest determined pursuant to this Section 2.11(c) shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(d)            The following is added to the end of Section 4.23 (Disclosure) of the Agreement:

As of the Fourth Amendment Effective Date, the information included in any Beneficial Ownership Certification is true and correct in all respects.

(e)            The following is added to the end of Section 5.01(h) (Compliance with Laws, Regulations, etc) of the Agreement:

Borrower shall, and shall cause each Subsidiary to, provide such information and take such actions as are reasonably requested by Agent or any Lender in order to assist Agent and Lenders in maintaining compliance with anti-money laundering laws and regulations.

(f)            The word “and” at the end of Section 5.01(k)(xi) (Notices) of the Agreement is deleted; the period at the end of Section 5.01(k)(xii) of the Agreement is deleted and replaced with “and”; and the following is added to the Agreement as Section 5.01(k)(xiii):

(xiii)            Any change in the information provided in any Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such Beneficial Ownership Certification.

(g)            The following is added to the end of Section 5.02(l) (Restricted Investments; Acquisitions):

Notwithstanding anything to the contrary in this Agreement, Borrower may consummate the BP Twinline Acquisition, either in one combined closing for both TwinLine Funds (as defined in the BP Twinline Agreement) or in two separate closings, one for each TwinLine Fund, as long as (1) the closing or closings are consummated on or before December 31, 2018, (2) no Default or Event of Default has occurred and is outstanding, (3) Borrower provides Agent with evidence reasonably acceptable to Agent that the conditions described in Section 5.02(l)(i), 5.02(l)(ii), 5.02(l)(iii) and 5.02(l)(iv) have been complied with, and (4) the aggregate Initial Payment (as defined in the BP Twinline Agreement) relating to both TwinLine Funds does not exceed $2,500,000.  The BP Twinline Acquisition shall be disregarded with respect to future Acquisitions for purposes of Sections 5.02(l)(vi) and 5.02(l)(vii) above.

(h)            The following is added to the Agreement as Section 7.22 (Certain ERISA Matters):

7.22            Certain ERISA Matters

(a)            Each Lender (i) represents and warrants, as of the Fourth Amendment Effective Date, and (ii) covenants, from Fourth Amendment Effective Date to the date such Person ceases being a Lender party hereto, for the benefit of, Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Obligor, that at least one of the following is and will be true:  (A) such Lender is not an entity deemed to hold “plan assets” within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA, of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code) which is subject to Section 4975 of the Code in connection with the Loans or the Commitments; (B) the transaction exemption set forth in one or more prohibited transaction exemptions issued by the Department of Labor (each, a “PTE”), such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (C) (1) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (2) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (3) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (4) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (D) such other representation, warranty and covenant as may be agreed in writing between Agent, in its sole discretion, and such Lender.

(b)            In addition, unless sub-clause (A) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (D) in the immediately preceding clause (a), such Lender further (i) represents and warrants, as of the date such Person became a Lender party hereto, to, and (ii) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, Agent and its Affiliates, and not, for the avoidance of doubt, to or for the benefit of Borrower or any other Obligor, that:  (A) none of Agent or any of its Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by Agent under this Agreement, any Transaction Document or any documents related to hereto or thereto); (B) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is independent (within the meaning of 29 C.F.R. § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 C.F.R. § 2510.3-21(c)(1)(i)(A)-(E); (C) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations); (D) the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder; and (E) no fee or other compensation is being paid directly to Agent or any of its Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Commitments or this Agreement.

(c)            Agent informs Lenders that it is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that it has a financial interest in the transactions contemplated hereby in Agent or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Person or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Transaction Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

3.            Costs and Expenses.  Borrower agrees to reimburse Agent upon demand for all out-of-pocket costs and expenses (including, without limitation, Attorneys’ Fees) incurred by Lenders in the preparation, negotiation and execution of this Amendment and any and all other agreements, documents, instruments and/or certificates relating to the amendment of the Agreement.  Borrower further agrees to pay or reimburse Agent and Lenders:  (a) for any stamp or other taxes (excluding income or gross receipts taxes) which may be payable with respect to the execution, delivery, filing and/or recording of any of the Transaction Documents; and (b) for the cost of any filings and searches, including, without limitation, Uniform Commercial Code filings and searches.  All of the obligations of Borrower under this Section 3 shall survive the payment of Borrower’s Obligations, the Maturity Date, and the termination of the Agreement.

4.            References to the Agreement.  All references in the Agreement to “this Agreement”, “the Agreement” and any other references of similar import shall mean the Agreement as previously amended and as amended by this Amendment.

5.            Full Force and Effect.  Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement and the other Transaction Documents shall be and remain in full force and effect and the same are hereby ratified and confirmed.

6.            Benefit.  The Agreement and the other Transaction Documents shall be binding upon and inure to the benefit of Borrower, Lenders, Agent and their respective successors and assigns, except that Borrower may not assign, transfer or delegate any of its rights or obligations under the Agreement and the other Transaction Documents as amended by this Amendment.

7.            Representations and Warranties.  Borrower represents and warrants to Lenders and Agent that:

(a)            the execution, delivery and performance by Borrower of this Amendment are within the corporate powers of Borrower, have been duly authorized by all necessary corporate action on the part of Borrower and require no action by or in respect of, consent of or filing or recording with, any governmental or regulatory body, instrumentality, authority, agency or official or any other Person;

(b)            the execution, delivery and performance by Borrower of this Amendment do not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in any violation of, the terms of the Articles of Incorporation or the Second Amended and Restated Bylaws of Borrower, any applicable Laws, order, writ, judgment or decree of any court or Governmental Authority or any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound or to which Borrower or any of its Property is subject;

(c)            this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar Laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(d)            all of the representations and warranties made by Borrower in the Agreement and in the other Transaction Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true or correct in all material respects on and as of such earlier date;

(e)            no Default or Event of Default under or within the meaning of the Agreement has occurred and is continuing; and

(f)            there has been no change in the financial condition or results of operations of Borrower since June 30, 2018, which had a Material Adverse Effect.

8.            Inconsistency.  In the event of any inconsistency or conflict between this Amendment and the Agreement, the terms, provisions and conditions contained in this Amendment shall govern and control.

9.            Governing Law.  This Amendment shall be governed by and construed in accordance with the substantive laws of the State of Missouri (without reference to conflict of law principles) but giving effect to Federal laws applicable to national banks.

10.            Electronic Imaging.  Borrower acknowledges the receipt of copies of the Agreement, the Note, this Amendment and all other Transaction Documents.  Lender may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of the Agreement, the Note, this Amendment and any or all of the Transaction Documents.  Lender may store the electronic image of the Agreement, the Note, this Amendment and any other Transaction Document in its electronic form and then destroy the paper original as part of Lender’s normal business practices, with the electronic image deemed to be an original.

11.            Notice Required by Section 432.047 R.S. Mo.  ORAL OR UNEXECUTED AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

12.            Conditions Precedent.  Notwithstanding any provision contained in this Amendment to the contrary, this Amendment shall not be effective unless and until Agent shall have received the following, all in form and substance reasonably acceptable to Agent:

(a)            this Amendment, duly executed by Borrower;

(b)            the Certificate of Secretary (with the form of a Unanimous Written Consent Action of the Board of Directors attached thereto), duly certified by the Secretary of Borrower;

(c)            a current certificate of good standing for Borrower, issued by the California Secretary of State (or other evidence of good standing acceptable to Lender);

(d)            a Beneficial Ownership Certification in relation to Borrower;

(e)            a fully executed copy of the BP Twinline Agreement and all amendments thereto; and

(f)            such other documents and information as reasonably requested by Lender.

Borrower, Lenders and Agent executed this Amendment as of the Effective Date.

[SIGNATURES ON FOLLOWING PAGES]

SIGNATURE PAGE- BORROWER
FOURTH AMENDMENT TO TERM LOAN AGREEMENT

HENNESSY ADVISORS, INC.

By: /s/ Teresa Nilsen Name: Teresa Nilsen Title: President

SIGNATURE PAGE- AGENT AND U.S. BANK
FOURTH AMENDMENT TO TERM LOAN AGREEMENT

U.S. BANK NATIONAL ASSOCIATION, as Agent and Lender

By: /s/ Barry K. Chung Name: Barry K. Chung Title: Senior Vice President

SIGNATURE PAGE- CALIFORNIA BANK & TRUST
FOURTH AMENDMENT TO TERM LOAN AGREEMENT

ZB, N.A., d/b/a California Bank & Trust, as a Lender

By: /s/ Kevin Kim Name: Kevin Kim Title: Vice President